Teleflex Incorporated First Quarter 2020 Earnings Conference Call 1

Conference Call Logistics The release, accompanying slides, and replay webcast are available online at www.teleflex.com (click on “Investors”) Telephone replay is available by dialing (855) 859-2056 or for international calls, (404) 537-3406, pass code number 7545905 2

Today’s Speakers Liam Kelly President and CEO Thomas Powell Executive VP and CFO Jake Elguicze Treasurer and VP, Investor Relations 3

Note on Forward-Looking Statements This presentation contains forward-looking statements, including, but not limited to, statements with respect to which of our primary product categories we expect to be adversely impacted due to non-emergent/elective procedure deferrals; estimated pre-tax charges we expect to incur in connection with our ongoing restructuring programs; estimated annualized pre-tax savings we expect to realize in connection with our ongoing restructuring programs and a similar initiative within our OEM segment (the “OEM initiative”); our expectations with respect to when we will begin to realize savings from our ongoing restructuring programs and the OEM initiative and when those programs will be substantially completed; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward– looking statements. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K. We expressly disclaim any obligation to update forward-looking statements, except as otherwise specifically stated by us or as required by law or regulation. Note on Non-GAAP Financial Measures This presentation refers to certain non-GAAP financial measures, including, but not limited to, constant currency revenue growth, adjusted diluted earnings per share, adjusted gross and operating margins and adjusted tax rate. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Tables reconciling these non-GAAP financial measures to the most comparable GAAP financial measures are contained within this presentation and the appendices at the end of this presentation. Additional Notes This document contains certain highlights with respect to our first quarter 2020 performance and developments and does not purport to be a complete summary thereof. Accordingly, we encourage you to read our Earnings Release for the quarter ended March 29, 2020 located in the investor section of our website at www.teleflex.com and our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission. Unless otherwise noted, the following slides reflect continuing operations. 4

Executive Overview Liam Kelly President and CEO 5

1Q 2020 Highlights • 1Q as-reported and constant currency revenue growth of 2.8% and 4.0%, respectively Q1 Summary • Adjusted gross and operating margins of 57.3% and 25.6%, respectively • Adjusted EPS of $2.72, up 21.4% versus prior year period • Strong start to 2020, with results ahead of initial expectations despite worse than anticipated global COVID-19 headwinds Business Performance • 1Q revenue growth driven by Americas, EMEA, and OEM; partially offset by decline in Asia due to COVID-19 headwinds • Adverse financial impact across some product categories within the Americas and Asia COVID-19 Impact • Reduction in the performance of non-emergent / elective procedures during the last two weeks of March negatively impacts 1Q 2020 results 6

COVID-19 Update • No significant disruptions in global supply chain for products in high demand, but delivery times lengthened • Significant demand for certain products across Respiratory, Airway Management, and Vascular Access portfolios • Primary product categories that are expected to be adversely impacted due to non-emergent / elective procedure deferrals include Interventional Urology, Surgical, and Interventional Access • Implemented best practice health and safety guidelines in accordance WHO, CDC, and local health authorities • Withdrawing 2020 financial guidance due to uncertainty of the scope and duration of COVID-19 Pandemic 7

1Q20 Segment Revenue Review As-Reported Constant Dollars 1Q’20 1Q’19 Currency Revenue Currency in Millions Revenue Revenue Impact Growth Growth Americas $358.0 $344.0 4.1% (0.2%) 4.3% EMEA $156.1 $154.6 1.0% (2.8%) 3.8% Asia $53.1 $60.8 (12.6%) (3.4%) (9.2%) OEM $63.4 $54.2 16.9% (0.6%) 17.5% TOTAL $630.6 $613.6 2.8% (1.2%) 4.0% 8

1Q20 Global Product Category Revenue Review As-Reported Constant Dollars 1Q’20 1Q’19 Currency Revenue Currency in Millions Revenue Revenue Impact Growth Growth Vascular Access $150.3 $143.9 4.4% (1.2%) 5.6% Interventional $99.9 $103.2 (3.2%) (0.9%) (2.3%) Anesthesia $75.7 $80.3 (5.7%) (1.8%) (3.9%) Surgical $75.4 $86.7 (13.0%) (1.5%) (11.5%) Interventional Urology $74.2 $59.7 24.2% (0.1%) 24.3% OEM $63.4 $54.2 16.9% (0.6%) 17.5% Other1 $91.7 $85.6 7.2% (2.0%) 9.2% TOTAL $630.6 $613.6 2.8% (1.2%) 4.0% 9 1. Includes revenues generated from sales of the Company’s respiratory and urology products (other than interventional urology products).

Financial Overview Tom Powell Executive VP and CFO 10

1Q20 Financial Review Revenue of $630.6 million • Increased 2.8% vs. prior year period on an as-reported basis • Increased 4.0% vs. prior year period on a constant currency basis Gross Margin • GAAP gross margin of 52.9%, up 10 bps vs. prior year period • Adjusted gross margin of 57.3%, up 60 bps vs. prior year period Operating Margin • GAAP operating margin of 24.9%, up 1,260 bps vs. prior year period • Adjusted operating margin of 25.6%, up 190 bps vs. prior year period Tax Rate • GAAP tax rate of 7.8%, compared to 20.7% in prior year period • Adjusted tax rate of 12.5%, down 230 bps vs. prior year period Earnings per Share • GAAP EPS of $2.78, up 212.4% vs. prior year period • Adjusted EPS of $2.72, up 21.4% vs. prior year period 11 Note: See appendices for reconciliations of non-GAAP information

1Q20 Liquidity and Covenant Review 1Q’20 1Q’19 B/(W) Cash Flow from Operations ($11.5) $60.2 ($71.7) Explanatory items included in cash flow from operations: Contingent consideration payments $79.8 $25.9 ($53.9) Pension Contribution $10.0 − ($10.0) Leverage 1 2.63x 2.75x 0.12x 12 1 = calculated in accordance with the terms set forth in Teleflex’s Revolving Credit Facility.

Key Takeaways • Teleflex delivered solid performance during the first quarter of 2020 • Committed to managing business resources prudently during COVID-19 global pandemic • Strong underlying fundamentals and global leadership in growing, high-margin markets remain intact 13

Question and Answer Section 14

THANK YOU 15

Appendices 16

Non-GAAP Financial Measures The presentation to which these appendices are attached and the following appendices include, among other things, tables reconciling the following applicable non-GAAP financial measures to the most comparable GAAP financial measure: • Constant currency revenue growth. This non-GAAP measure is based upon net revenues, adjusted to eliminate the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. The impact of changes in foreign currency may vary significantly from period to period, and generally are outside of the control of our management. We believe that this measure facilitates a comparison of our operating performance exclusive of currency exchange rate fluctuations that do not reflect our underlying performance or business trends. • Adjusted diluted earnings per share. This non-GAAP measure is based upon diluted earnings per share from continuing operations, the most directly comparable GAAP measure, adjusted to exclude, depending on the period presented, the impact of (i) restructuring, restructuring related and impairment items; (ii) acquisition, integration and divestiture related items; (iii) “other items” identified in note (C) to the reconciliation tables appearing in Appendices D and E; (iv) certain costs associated with the registration of medical devices under the European Union Medical Device Regulation; (v) intangible amortization expense; and (vi) tax adjustments. Management does not believe that any of the excluded items are indicative of our underlying core performance or business trends. • Adjusted gross profit and margin. These measures exclude, depending on the period presented, the impact of (i) restructuring, restructuring related and impairment items, (ii) acquisition, integration and divestiture related items and (iii) intangible amortization expense. • Adjusted operating profit and margin. These measures exclude, depending on the period presented, the impact of (i) restructuring, restructuring related and impairment items; (ii) acquisitions, integration and divestiture related items; (iii) “other items” identified in note (C) to the reconciliation table appearing in Appendix B; (iv) certain costs associated with the registration of medical devices under the European Union Medical Device Regulation; and (v) intangible amortization expense. • Adjusted tax rate. This measure is the percentage of the Company’s adjusted taxes on income from continuing operations to its adjusted income from continuing operations before taxes. Adjusted taxes on income from continuing operations excludes, depending on the period presented, the impact of tax benefits or costs associated with (i) restructuring, restructuring related and impairment items; (ii) acquisition, integration and divestiture related items; (iii) “other items” identified in note (A) to the reconciliation table appearing in Appendix C; (iv) certain costs associated with the registration of medical devices under the European Union Medical Device Regulation; (v) intangible amortization expense; and (vi) tax adjustments. 17

Non-GAAP Adjustments The following is an explanation of certain of the adjustments that are applied with respect to one or more of the non-GAAP financial measures that appear in the presentation to which these appendices are attached: Restructuring, restructuring related and impairment items - Restructuring programs involve discrete initiatives designed to, among other things, consolidate or relocate manufacturing, administrative and other facilities, outsource distribution operations, improve operating efficiencies and integrate acquired businesses. Depending on the specific restructuring program involved, our restructuring charges may include employee termination, contract termination, facility closure, employee relocation, equipment relocation, outplacement and other exit costs associated with the restructuring program. Restructuring related charges are directly related to our restructuring programs and consist of facility consolidation costs, including accelerated depreciation expense related to facility closures, costs to transfer manufacturing operations between locations, and retention bonuses offered to certain employees as an incentive for them to remain with our company after completion of the restructuring program. Impairment charges occur if, due to events or changes in circumstances, we determine that the carrying value of an asset exceeds its fair value. Impairment charges do not directly affect our liquidity, but could have a material adverse effect on our reported financial results. Acquisition, integration and divestiture related items - Acquisition and integration expenses are incremental charges, other than restructuring or restructuring related expenses, that are directly related to specific business or asset acquisition transactions. These charges may include, among other things, professional, consulting and other fees; systems integration costs; legal entity restructuring expense; inventory step-up amortization (amortization, through cost of goods sold, of the increase in fair value of inventory resulting from a fair value calculation as of the acquisition date); fair value adjustments to contingent consideration liabilities; and bridge loan facility and backstop financing fees in connection with loan facilities that ultimately were not utilized. Divestiture related activities involve specific business or asset sales. Depending primarily on the terms of a divestiture transaction, the carrying value of the divested business or assets on our financial statements and other costs we incur as a direct result of the divestiture transaction, we may recognize a gain or loss in connection with the divestiture related activities. Other items - These are discrete items that occur sporadically and can affect period-to-period comparisons. See the footnotes to the reconciliation tables included in these appendices for additional information. European medical device regulation - The European Union (“EU”) has adopted the EU Medical Device Regulation (“MDR”), which replaces the existing Medical Devices Directive (“MDD”) and imposes more stringent requirements for the marketing and sale of medical devices in the EU, including requirements affecting clinical evaluations, quality systems and post-market surveillance. Manufacturers of currently marketed medical devices will have until May 2020 to meet the MDR requirements, although certain devices that previously satisfied MDD requirements can continue to be placed on the EU market until May 2024, subject to certain limitations. Significantly, the MDR will require the re-registration of previously approved medical devices. As a result, Teleflex will incur expenditures in connection with the new registration of medical devices that previously had been registered under the MDD. Therefore, these expenditures are not considered to be ordinary course expenditures in connection with regulatory matters (in contrast, no adjustment has been made to exclude expenditures related to the registration of medical devices that were not registered previously under the MDD). Intangible amortization expense - Certain intangible assets, including customer relationships, intellectual property, distribution rights, trade names and non- competition agreements, initially are recorded at historical cost and then amortized over their respective estimated useful lives. The amount of such amortization can vary from period to period as a result of, among other things, business or asset acquisitions or dispositions. Tax adjustments - These adjustments represent the impact of the expiration of applicable statutes of limitations for prior year returns, the resolution of audits, the filing of amended returns with respect to prior tax years and/or tax law or certain other discrete changes affecting our deferred tax liability. 18

Appendix A – Reconciliation of Adjusted Gross Profit and Margin (Dollars in Thousands) Three Months Ended March 29, 2020 March 31, 2019 Teleflex gross profit as-reported $333,624 $323,970 Teleflex gross margin as-reported 52.9% 52.8% Restructuring, restructuring related and impairment items (A) 4,867 3,013 Acquisition, integration and divestiture related items (B) 1,707 - Intangible amortization expense (C) 20,933 20,772 Adjusted Teleflex gross profit $361,131 $347,755 Adjusted Teleflex gross margin 57.3% 56.7% Teleflex revenue as-reported $630,642 $613,584 (A) Restructuring, restructuring related and impairment items – The charges for all periods presented are for restructuring-related activities. (B) Acquisition, integration and divestiture related items – For the three months ended March 29, 2020, these charges primarily related to our acquisition of HPC. (C) Intangible amortization expense – For the three months ended March 29, 2020 and March 31, 2019, we reclassified intangible asset amortization expense of $20.9 million and $20.8 million, respectively, from selling, general and administrative expenses to cost of goods sold. 19 See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions.

Appendix B – Reconciliation of Adjusted Operating Profit and Margin (Dollars in Thousands) Three Months Ended March 29, 2020 March 31, 2019 Teleflex income from continuing operations before interest and taxes $157,086 $75,243 Teleflex income from continuing operations before interest and taxes margin 24.9% 12.3% Restructuring, restructuring related and impairment items (A) 6,449 20,475 Acquisition, integration and divestiture related items (B) (42,602) 10,834 Other items (C) - 1,294 Medical Device Regulation (MDR) Costs (D) 1,766 - Intangible amortization expense 38,911 37,751 Adjusted Teleflex income from continuing operations before interest and taxes $161,610 $145,597 Adjusted Teleflex income from continuing operations before interest and taxes margin 25.6% 23.7% Teleflex revenue as-reported $630,642 $613,584 (A) Restructuring, restructuring related and impairment items – For the three months ended March 29, 2020 pre-tax restructuring charges were $1.3 million, pre-tax restructuring related charges were $5.1 million, and there were no pre-tax impairment charges. For the three months ended March 31, 2019, pre-tax restructuring charges were $14.4 million, pre- tax restructuring related charges were $3.1 million, and pre-tax impairment charges were $3.0 million. (B) Acquisition, integration and divestiture related items – For the three months ended March 29, 2020, these items primarily related to the reversal of contingent consideration liabilities, partially offset by charges primarily related to our acquisition of IWG High Performance Conductors, Inc. For the three months ended March 31, 2019, these charges primarily related to contingent consideration liabilities and our acquisition of Essential Medical, Inc., partially offset by the gain on sale of an asset. (C) Other items – For the three months ended March 29, 2020, there were no pre-tax charges for other items. For the three months ended March 31, 2019, other items included expenses associated with a franchise tax audit, and product relabeling costs, and costs associated with our efforts to comply with the European Medical Device Regulation. (D) MDR – For the three months ended March 29, 2020, these costs are associated with our efforts to comply with the European Medical Device Regulation. For the three months ended March 31, 2019, these costs were included in other items. 20 See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions.

Appendix C – Reconciliation of Adjusted Tax Rate (Dollars in Thousands) Three Months Ended Income from Taxes on continuing income from operations continuing Tax before taxes operations rate March 29, 2020 GAAP basis $142,226 $11,074 7.8% Restructuring, restructuring related and impairment charges $6,449 $788 Acquisition, integration and divestiture related items ($42,602) $410 Medical Device Regulation (MDR) Costs (B) $1,766 $0 Intangible amortization expense $38,911 $6,210 Tax adjustment $0 ($87) March 29, 2020 Adjusted basis $146,750 $18,395 12.5% March 31, 2019 GAAP basis $52,890 $10,972 20.7% Restructuring, restructuring related and impairment charges $20,475 $1,933 Acquisition, integration and divestiture related items $10,834 ($1,907) Other items (A) $1,294 $250 Intangible amortization expense $37,751 $7,707 Tax adjustment $0 ($701) March 31, 2019 Adjusted basis $123,244 $18,254 14.8% (A) Other items– For the three months ended March 31, 2019, other items included expenses associated with a franchise tax audit, product relabeling costs, and costs associated with our efforts to comply with the European Medical Device Regulation. (B) Medical Device Regulation– For the three months ended March 29, 2020, these costs were associated with our efforts to comply with the European Medical Device Regulation. For the three months ended March 31, 2019, these costs were included in other items. 21 See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions.

Appendix D – Reconciliation of Adjusted EPS from Continuing Operations Three Months Ended– March 29, 2020 (Dollars in Millions, except per share data) Cost of goods sold, Selling, general and Research and Restructuring (Gain) loss on Diluted earnings per Income Income (loss) from excluding intangible administrative development and impairment sale of business share from continuing taxes continuing operations asset amortization expenses expenses charges and assets operations GAAP Basis $297.0 $147.8 $27.4 $1.3 — $11.1 $131.2 $2.78 Adjustments Restructuring, restructuring related and 4.9 0.2 — 1.3 — 0.8 5.7 $0.12 impairment items (A) Acquisition, integration and divestiture related 1.7 (44.3) — — — 0.4 (43.0) ($0.91) items (B) Other items (C) — — — — — — — — MDR (D) — — 1.8 — — — 1.8 $0.04 Intangible amortization 20.9 17.9 0.1 — — 6.2 32.7 $0.69 expense (E) Tax adjustments — — — — — (0.1) 0.1 — Adjusted basis $269.5 $174.0 $25.5 — — $18.4 $128.4 $2.72 22 See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions.

Appendix E – Reconciliation of Adjusted EPS from Continuing Operations Three Months Ended– March 31, 2019 (Dollars in Millions, except per share data) Selling, general Restructuring Cost of goods sold, Research and (Gain) loss on Diluted earnings per and and Income Income (loss) from excluding intangible development sale of business share from continuing administrative impairment taxes continuing operations asset amortization expenses and assets operations expenses charges GAAP Basis $289.6 $206.9 $27.2 $17.4 ($2.7) $11.0 $41.9 $0.89 Adjustments Restructuring, restructuring related and 3.0 0.0 0.0 17.4 — 1.9 18.5 $0.39 impairment items (A) Acquisition, integration and divestiture related — 13.6 — — (2.7) (1.9) 12.7 $0.27 items (B) Other items (C) — 1.3 — — — 0.3 1.0 $0.02 Intangible amortization 20.8 16.9 0.1 — — 7.7 30.0 $0.64 expense (E) Tax adjustments — — — — — (0.7) 0.7 $0.01 Adjusted basis $265.8 $175.2 $27.0 — — $18.3 $105.0 $2.24 23 See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions.

Appendices D and E– tickmarks (A) Restructuring, restructuring related and impairment items - For the three months ended March 29, 2020, pre-tax restructuring charges were $1.3 million, pre-tax restructuring related charges were $5.1 million; there were no pre-tax impairment charges. For the three months ended March 31, 2019, pre-tax restructuring charges $14.4 million, pre-tax restructuring related charges were $3.1 million, and pre-tax impairment charges were $3.0 million. (B) Acquisition, integration and divestiture related items - For the three months ended March 29, 2020, these items primarily related to the reversal of contingent consideration liabilities, partially offset by charges primarily related to our acquisition of IWG High Performance Conductors, Inc. For the three months ended March 31, 2019, these charges primarily related to contingent consideration liabilities and our acquisition of Essential Medical, Inc., partially offset by the gain on sale of an asset. There were no divestiture related activities for the three months ended March 29, 2020 and March 31, 2019. (C) Other items - For the three months ended March 31, 2019, other items included expenses associated with a franchise tax audit, product relabeling costs, and costs associated with our efforts to comply with the European Medical Device Regulation. (D) MDR - For the three months ended March 29, 2020, these costs were associated with our efforts to comply with the European Medical Device Regulation. For the three months ended March 31, 2019, these costs were included in Other items. (E) Intangible amortization expense - For the three months ended March 29, 2020 and March 31, 2019, we reclassified intangible asset amortization expense of $20.9 million and $20.8 million, respectively, from selling, general and administrative expenses to cost of goods sold. 24 See slide titled Non-GAAP Adjustments included at the beginning of the appendices to this presentation for Non-GAAP definitions.

Appendix F – Teleflex Restructuring and Similar Cost Savings Initiatives Summary

We have ongoing restructuring programs primarily related to the consolidation of our manufacturing operations (referred to as our 2019, 2018 and 2014 Footprint realignment plans). We also have similar ongoing activities to relocate certain manufacturing operations within our OEM segment (the "OEM initiative") that do not meet the criteria for a restructuring program under applicable accounting guidance; nevertheless, the activities should result in cost savings (we expect only minimal costs to be incurred in connection with the OEM initiative). With respect to our currently ongoing restructuring programs and the OEM initiative, the table below summarizes charges incurred or estimated to be incurred and estimated annual pre-tax savings to be realized as follows: (1) with respect to charges (a) the estimated total charges that will have been incurred once the restructuring programs and OEM initiative are completed; (b) the charges incurred through December 31, 2019; and (c) the estimated charges to be incurred from January 1, 2020 through the last anticipated completion date of the restructuring programs and OEM initiative, December 31, 2026 and (2) with respect to estimated annual pre-tax savings, (a) the estimated total annual pre-tax savings to be realized once the restructuring programs and OEM initiative are completed; (b) the estimated annual pre-tax savings realized based on the progress of the restructuring programs and OEM initiative through December 31, 2019; and (c) the estimated additional annual pre-tax savings to be realized from January 1, 2020 through the last anticipated completion date of the restructuring programs and the OEM initiative, December 31, 2026.

Estimated charges and pre-tax savings are subject to change based on, among other things, the nature and timing of restructuring activities and similar activities, changes in the scope of restructuring programs and the OEM initiative, unanticipated expenditures and other developments including the uncertainties created by the COVID-19 pandemic, the effect of additional acquisitions or dispositions, the failure to realize anticipated savings from a supply contract related to a component included in certain kits sold by our Americas segment and other factors that were not reflected in the assumptions made by management in previously estimating restructuring and restructuring related charges and estimated pre-tax savings. Moreover, estimated pre-tax savings constituting efficiencies with respect to increased costs that otherwise would have resulted from business acquisitions involve, among other things, assumptions regarding the cost structure and integration of businesses that previously were not administered by our management, which are subject to a particularly high degree of risk and uncertainty. It is likely that estimates of charges and pre-tax savings will change from time to time, and the table below reflects changes from amounts previously estimated. In addition, the table below does not include estimated charges and pre-tax savings related to substantially completed programs. Additional details, including estimated charges expected to be incurred in connection with our restructuring programs, are described in Note 5 to the condensed consolidated financial statements included in our form 10-Q.

Pre-tax savings also can be affected by increases or decreases in sales volumes generated by the businesses subject to the consolidation of manufacturing operations; such variations in revenues can increase or decrease pre-tax savings generated by the consolidation of manufacturing operations. For example, an increase in sales volumes generated by the affected businesses, although likely increasing manufacturing costs, may generate additional savings with respect to costs that otherwise would have been incurred if the manufacturing operations were not consolidated.

Dollars in Millions	Estimated Total	Through December 31, 2019	Estimated remaining from January 1, 2020 through December 31, 2026
Restructuring charges	$95 to $114	$83	$12 to $31
Restructuring related charges [1]	$110 to $141	$46	$64 to $95
Total charges	$205 to $255	$129	$76 to $126
OEM initiative annual pre-tax savings	$6 to $7	$1	$5 to $6
Pre-tax savings [2]	$63 to $73	$25	$38 to $48
Total annual pre-tax savings	$69 to $80	$26	$43 to $54

1. Restructuring related charges represent costs that are directly related to restructuring programs and principally constitute costs to transfer manufacturing operations to existing lower-cost locations, project management costs and accelerated depreciation, as well as a charge that is expected to be imposed by a taxing authority as a result of our exit from facilities in the authority's jurisdiction. Most of these charges (other than the tax charge) are expected to be recognized as cost of goods sold.

2. Substantially all of the pre-tax savings are expected to result in reductions to cost of goods sold.

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Teleflex®

Appendix G – 1Q 2020 GPO and IDN Review Group Purchasing Organization Update 1Q20 Renewed agreements 2 New agreements 1 Existing agreements lost 0 IDN Update 1Q20 Renewed agreements 6 New agreements 7 Existing agreements lost 1 26